                                                                    Exhibit 10.2


          COMMON STOCK REPURCHASE AGREEMENT dated as of September 29, 1997 between NORTHWEST AIRLINES CORPORATION, a Delaware corporation ("NWA CORP."), and KONINKLIJKE LUCHTVAART MAATSCHAPPIJ N.V., a Netherlands corporation ("KLM").

                              W I T N E S S E T H :

          WHEREAS, on the date hereof, KLM owns 21,684,099 shares (the "CURRENT SHARES") of NWA Corp.'s Class A Common Stock, par value $.01 per share (the "CLASS A COMMON STOCK", and together with NWA Corp.'s Class B Common Stock, par value $.01 per share (the "CLASS B COMMON STOCK"), the "COMMON STOCK"), and in accordance with the provisions set forth in the Amendment to the Stockholders' Agreement (as hereinafter defined) will exercise its right to purchase, pursuant to Section 17 of the Stockholders' Agreement (as hereinafter defined), 3,293,775 additional shares of Class A Common Stock, which will increase to 24,977,874 the aggregate number of shares of Common Stock owned by KLM; and

          WHEREAS, upon the terms and subject to the conditions set forth herein, KLM wishes to sell to NWA Corp., and NWA Corp. wishes to purchase from KLM, all 24,977,874 of such Shares according to the schedule set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

          1.1 DEFINED TERMS. Terms not otherwise defined herein shall have the following meanings:

          "AFFILIATE" when used with respect to another Person, means any Person who is, whether directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such Person.

          "AGREEMENT" means this Common Stock Repurchase Agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "ALLIANCE IMPLEMENTATION AGREEMENT" means a definitive agreement with respect to commercial cooperation that is entered into by KLM and Northwest Airlines, Inc. at the Initial Closing.